MERRILL LYNCH
PACIFIC FUND, INC.




FUND LOGO




Semi-Annual Report

June 30, 1999


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER

Merrill Lynch Pacific Fund, Inc. outperformed its unmanaged Benchmark Index of Pacific Basin stock markets in the quarter ended June 30, 1999. The June quarter was one of the strongest periods for Asian equities in many years. When compared to the Benchmark Index gain of +11.82%, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +12.74%, +12.42%, +12.38% and +12.63%, respectively. For the first half of 1999, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +24.43%, +23.84%, +23.81% and +24.31%, respectively, compared to the +24.15% return for the Benchmark Index. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3 and 4 of this report to shareholders.)

Conditions Improve in Pacific Basin Stock Markets
All markets in the Pacific region rose significantly during the June quarter following a strong start to the year. It appears that signs of economic stabilization and liquidity have returned. Corporate restructuring news, a buoyant US stock market and relatively steady exchange rates contributed to the positive investment environment. Sentiment was further boosted by the surprisingly robust economic growth of 7.9% announced by Japan for the first calendar quarter. It is our view that, by the end of the period, it was clear that the worst prophecies of an Asian economic collapse had been avoided and financial markets signaled that, at the very least, business activity would stabilize.

Over the course of the first half of 1999, we added several new positions to the Fund. We expect to broaden the Fund's holdings slightly over the balance of the year as more attractive investment candidates appear to be emerging. There is also a very active calendar of new equity offerings from around the Pacific region. Although not all the Fund's investments can be categorized easily, our current investments and research efforts focus on three main areas. These three categories represented over one-third of the Fund's investments at the end of the June quarter and have made significant contributions to its returns:

The Fund remains heavily weighted in high-quality, Japanese exporters, mostly in the electronics industry, which we believe offer good relative value and proven management capability. These companies, which were somewhat affected by the Asian downturn last year, are once again seeing normal growth in their orders and a return of regional demand. Examples of these holdings are Murata Manufacturing Co., Ltd., Rohm Company Ltd., Canon, Inc., Shin-Etsu Chemical Co., Ltd. and Sony Corporation.

We continue to investigate candidates for corporate restructuring in Japan and see positive indications that some companies have greater shareholder awareness. If this trend continues, we expect to make further investments in this category.

We seek to identify potential beneficiaries of the Internet revolution, such as Fund holdings Softbank Corporation and NIIT
Limited, as well as select telecommunications stocks.

Closer Look at Three Key Areas
Although Japanese electronics-related blue chip stocks have been a long-term commitment of the Fund, they began to perform strongly beginning in early 1999. This appreciation reflects their relative value in comparison with their international peers, restructuring initiatives, a general upturn in their business activity, and large net buying from foreign investors in the Japanese market. Virtually every major segment of the electronics industry appeared to recover in the first half of the year, including audio-video, personal computers, wireless and other telecommunications-related products.

Many investors pay more attention to the higher value-added makers of systems and integrated circuits. However, in our view, the volume demand growth in electronic products has had a particularly strong positive impact on the makers of discrete and passive components such as capacitors, connectors, diodes and simple transistors, all of which still are needed in nearly every product. Two of the Fund's largest holdings, Murata Manufacturing Co., Ltd. and Rohm Company Ltd., benefit from this demand and are world-class suppliers of miniature capacitors, as well as such higher-value parts as high-frequency filters and mixed signal integrated circuits. Both of these companies have stood out in Japan for many years because of their superior management and ability to sustain relatively high profitability. Rohm, for example, was able to attain a consolidated return on equity of over 12% in 1998 in the face of weak markets and a strong yen, while maintaining its strong balance sheet.



Merrill Lynch Pacific Fund, Inc.
June 30, 1999



We are finally seeing signs of meaningful restructuring in major Japanese companies. In the next year, we anticipate that there will be changes in both accounting practices and tax laws that should promote more transparent reporting and a greater emphasis on returns to shareholders. We believe that there will be increased recognition of the strategic advantage of maintaining the interests of shareholders at a time when bank financing is less available. Many companies in Asia have rolled out plans for restructuring their businesses, which require them to close or sell off non-competitive ventures. We will continue to track these developments closely and expect to invest in some of the better cases. However, there are concerns that an economic recovery may relax pressure on companies and slow the restructuring effort. While this may take place in certain cases, we see the Internet as another force that will push companies toward dramatic changes in their operations.

The Pacific region lags North America in market penetration of personal computers, use of the Internet and the disruptive forces that these technologies have unleashed elsewhere on traditional business patterns. The "new economy" has yet to arrive in Asia, where physical assets still take priority and industrial manufacturing remains the area's foremost sector. In Japan, language and regulations have held back development. A critical mass of useful, on-line information is not yet available. However, a few companies such as Softbank Corporation aim to take advantage of their knowledge of US practices to position themselves ahead of the competition in this potentially enormous market. In our opinion, the changes that will occur should prompt further restructuring and reshuffle the hierarchy of corporate Asia in the same way that it is reshaping American life. Already the rise in value of Softbank's shares and the realization of profits from its Internet-related ventures are allowing the company to expand by using tools not available to its competitors. Economists have often remarked on the need to simplify the Japanese distribution system and reduce its expensive overheads. The Internet is a very powerful tool for achieving exactly these aims. In financial services, Asian companies have traditionally acted as gatekeepers to information and the ability to transact. Access to these services can be immensely facilitated with much lower overheads through the use of programs already tested outside the region. E-commerce is starting to penetrate Asian markets, but based on the low penetration rate of users, the development of the Internet is generally seen as lagging the United States by about three years. This offers substantial investment opportunity, in our view.

In Conclusion
The introduction of the new models is just beginning in Asia. We are encouraged to see that traditional beneficiaries of the closed economies still deny the possibility that change can occur in their domains, but the new, more entrepreneurial companies quickly stake out the field. The speed of these changes is dramatic and, in our view, will hit Asia with particular suddenness because most companies have been preoccupied with their recovery from last year's economic downturn. One piece of evidence that the focus has changed is the growth in Japanese personal computer shipments, which in the first half of the year have been running at rates of over 40% at major companies. We expect that patterns first seen in the United States will spread to Asia as Internet access costs come down and deregulation continues in financial markets. This should have a stimulating effect on the regional economies as productivity gains boost growth.

We thank you for your investment in Merrill Lynch Pacific Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager



August 16, 1999





Merrill Lynch Pacific Fund, Inc.
June 30, 1999


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                         Market Performance              Market Capitalization
                                                                  In Local Currency/In US Dollars           (as of 6/30/99)
                                                                     3 Month            12 Month      In US Dollars   % of Total
                                                                     % Change           % Change        (Billions)     (100.0%)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*        +12.74%             +36.00%(1)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*        +12.42              +34.62(2)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*        +12.38              +34.50(3)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*        +12.63              +35.63(4)
Benchmark Index**                                                     +11.82              +39.16
   Japan                                                           + 9.98/+7.51       + 14.63/+31.31***     $1,890       67.0%
   Australia                                                       + 1.33/+6.12       + 12.40/+20.09***        226        8.0
   Hong Kong                                                       +23.42/+23.27      + 53.53/+53.32***        200        7.0
   Taiwan                                                          +24.26/+27.45      + 27.01/+35.12****       223        8.0
   India                                                           +10.67/+8.22       + 31.03/+27.97****        68        2.0
   South Korea                                                     +55.12/+64.30      +242.45/+305.32****      134        5.0
   Singapore                                                       +32.01/+33.91      + 94.15/+92.68***         75        3.0


 (1)Percent change includes reinvestment of $0.763 per share ordinary income dividends.
 (2)Percent change includes reinvestment of $0.543 per share ordinary income dividends.
 (3)Percent change includes reinvestment of $0.558 per share ordinary income dividends.
 (4)Percent change includes reinvestment of $0.710 per share ordinary income dividends.
   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  **Unmanaged. The Benchmark Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68% Morgan Stanley Capital International (MSCI) Japan, 10% MSCI Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2% MSCI Korea, and 2% MSCI Singapore; indexes are net of dividends and "free" when available.
 ***The market performance (by country) in local currency and US dollars represents the four-month return (6/30/98-10/31/98) of the Topix Index (Japan), all Ordinaries Index (Australia), Hang Seng Index (Hong Kong), and the DBS 50 Index (Singapore) linked to the eight-month performance (10/31/98-6/30/99) of the MSCI Japan, MSCI Australia, MSCI Hong Kong, and MSCI Singapore.
****The market performances in local currency and US dollars represent the 12-month MSCI Index returns for countries added to the unmanaged Benchmark Index in October 1998. These countries include Taiwan, India and South Korea. Malaysia and Thailand were removed from the unmanaged Benchmark Index in October 1998.



Merrill Lynch Pacific Fund, Inc.
June 30, 1999


PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on September 23, 1976 to $23,306.42 on June 30, 1999.




Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                        +36.00%        +28.86%
Five Years Ended 6/30/99                  + 6.34         + 5.20
Ten Years Ended 6/30/99                   + 9.44         + 8.86

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                        +34.62%        +30.62%
Five Years Ended 6/30/99                  + 5.25         + 5.25
Ten Years Ended 6/30/99                   + 8.33         + 8.33

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/99                        +34.50%        +33.50%
Inception (10/21/94)
through 6/30/99                           + 6.24         + 6.24

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                        +35.63%        +28.51%
Inception (10/21/94)
through 6/30/99                           + 7.09         + 5.87

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Pacific Fund, Inc.
June 30, 1999


SCHEDULE OF INVESTMENTS
                              Shares                                                                     Value      Percent of
Industry                       Held                   Investments                          Cost        (Note 1a)    Net Assets
Japan

Automobile                  1,717,000    Suzuki Motor Corporation                    $   18,391,785   $   27,320,425    2.0%

Beverage                      380,000    Chukyo Coca-Cola Bottling Co., Ltd.              5,420,506        5,333,444    0.4
                              424,000    Hokkaido Coca-Cola Bottling Co., Ltd.            6,399,350        5,607,538    0.4
                              386,000    Kinki Coca-Cola Bottling Co., Ltd.               7,430,096        6,700,281    0.5
                              476,000    Mikuni Coca-Cola Bottling                        8,487,431        9,678,955    0.7
                              517,000    Sanyo Coca-Cola Bottling Co., Ltd.               7,028,799       15,994,266    1.2
                                                                                     --------------   --------------  ------
                                                                                         34,766,182       43,314,484    3.2

Chemicals                   1,144,000    Shin-Etsu Chemical Co., Ltd.                    22,117,770       38,297,239    2.8

Consumer Electronics          503,500    Sony Corporation                                46,709,133       54,312,076    4.0

Containers                  1,666,000    Toyo Seikan Kaisha, Ltd.                        46,760,776       37,456,770    2.7

Electric Construction       1,943,000    Chudenko Corporation                            55,422,110       35,493,718    2.6
                            2,836,000    Kinden Corporation                              45,637,272       30,591,668    2.2
                            1,232,000    Taihei Dengyo Kaisha, Ltd.                      24,789,475        4,124,318    0.3
                                                                                     --------------   --------------  ------
                                                                                        125,848,857       70,209,704    5.1

Electrical Equipment        1,285,000    Murata Manufacturing Co., Ltd.                  46,870,402       84,547,859    6.2
                              355,000    Rohm Company Ltd.                               20,345,119       55,606,299    4.1
                                                                                     --------------   --------------  ------
                                                                                         67,215,521      140,154,158   10.3

Internet                      330,000    Softbank Corporation                            42,530,231       66,856,505    4.9

Office Equipment            1,998,000    Canon, Inc.                                     35,922,354       57,472,640    4.2

Pharmaceuticals               198,000    Ono Pharmaceutical Co. Ltd.                      7,061,320        6,873,864    0.5
                            1,810,000    Yamanouchi Pharmaceutical Co., Ltd.             48,605,915       69,270,127    5.1
                                                                                     --------------   --------------  ------
                                                                                         55,667,235       76,143,991    5.6

Property & Casualty         9,351,000    Dai-Tokyo Fire and Marine Insurance
Insurance                                Co., Ltd.                                       55,540,249       33,622,789    2.5
                            4,062,000    Fuji Fire and Marine Insurance
                                         Company, Ltd.                                   15,558,215        7,991,040    0.6
                            7,539,000    Koa Fire & Marine Insurance Co., Ltd.           45,292,612       23,867,061    1.8
                            7,621,000    Nichido Fire & Marine Insurance Co., Ltd.       45,352,704       39,245,189    2.9
                            6,568,000    Sumitomo Marine & Fire Insurance Co., Ltd.      53,695,584       39,631,675    2.9
                            3,413,000    Tokio Marine & Fire Insurance Co. Ltd.          36,317,746       37,097,826    2.7
                                                                                     --------------   --------------  ------
                                                                                        251,757,110      181,455,580   13.4

Retailing                     702,000    Ito-Yokado Co., Ltd.                            38,118,759       47,001,157    3.5
                              364,000    Sangetsu Co., Ltd.                               8,382,717        7,747,562    0.6
                                                                                     --------------   --------------  ------
                                                                                         46,501,476       54,748,719    4.1

Telecommunications              2,040    NTT Mobile Communications Network, Inc.         13,414,264       27,316,912    2.0
                                  510  ++NTT Mobile Communications Network, Inc.
                                         (New)                                            3,414,571        6,913,539    0.5
                                                                                     --------------   --------------  ------
                                                                                         16,828,835       34,230,451    2.5

Tires & Rubber              1,460,000    Bridgestone Corp.                               24,961,990       44,169,284    3.2

                                         Total Investments in Japan                     835,979,255      926,142,026   68.0


Merrill Lynch Pacific Fund, Inc.
June 30, 1999


SCHEDULE OF INVESTMENTS (continued)
                              Shares                                                                     Value      Percent of
Industry                       Held                   Investments                          Cost        (Note 1a)    Net Assets
Australia

Leisure                    14,055,889    Village Roadshow Limited 'A' (Preferred)    $   31,688,289   $   21,026,120    1.5%

Property                    5,233,000    Lend Lease Corporation Limited                  36,535,643       71,848,000    5.3

                                         Total Investments in Australia                  68,223,932       92,874,120    6.8


Hong Kong

Banking                     1,338,873    HSBC Holdings plc                               31,861,465       48,836,267    3.6

Conglomerates               6,304,035    Hutchison Whampoa Limited                       48,498,609       57,079,687    4.2
                            8,170,000    Wharf Holdings Ltd.                             26,193,419       25,483,206    1.8
                                                                                     --------------   --------------  ------
                                                                                         74,692,028       82,562,893    6.0

                                         Total Investments in Hong Kong                 106,553,493      131,399,160    9.6


India

Banking                     3,257,000    Industrial Development Bank of India            11,173,586        2,519,268    0.2

Broadcast/Media               620,000  ++BITV                                             3,557,823                0    0.0

Computer Software             423,371    NIIT Limited                                    18,115,888       19,873,314    1.4

Diversified Mutual Funds        7,000    UTI Master Plus 91-B                                 2,346            3,297    0.0

Financial Services             77,300    Housing Development Finance Corporation
                                         Ltd. (HDFC)                                      6,255,618        3,965,842    0.3

                                         Total Investments in India                      39,105,261       26,361,721    1.9


New Zealand

Diversified                34,616,484    Guinness Peat Group plc                         21,093,216       27,682,664    2.0

                                         Total Investments in New Zealand                21,093,216       27,682,664    2.0


Singapore

Airlines                      958,000    Singapore Airlines Ltd. 'Foreign'                4,339,793        9,121,128    0.7

Banking                     2,084,000    Oversea-Chinese Banking Corporation Ltd.
                                         'Foreign'                                        7,419,622       17,392,183    1.3

                                         Total Investments in Singapore                  11,759,415       26,513,311    2.0


South Korea

Banking                       125,400    Hana Bank                                        1,024,517        1,841,728    0.2
                              392,515    Hana Bank (GDR)(b)                               5,076,020        5,475,584    0.4
                                                                                     --------------   --------------  ------
                                                                                          6,100,537        7,317,312    0.6


Telecommunications            655,400    Korea Telecom Corporation (ADR)(a)              18,062,824       26,216,000    1.9

                                         Total Investments in South Korea                24,163,361       33,533,312    2.5


Merrill Lynch Pacific Fund, Inc.
June 30, 1999


SCHEDULE OF INVESTMENTS (concluded)
                              Shares                                                                     Value      Percent of
Industry                       Held                   Investments                          Cost        (Note 1a)    Net Assets
Taiwan

Banking                    15,864,000    United World Chinese Commercial Bank        $   26,354,446    $  24,564,881    1.8%

                                         Total Investments in Taiwan                     26,354,446       24,564,881    1.8


Thailand

Broadcast/Media               789,900    BEC World Public Company Limited `Foreign'       6,330,027        4,930,176    0.4

                                         Total Investments in Thailand                    6,330,027        4,930,176    0.4


                             Face
                            Amount

Short-Term Securities

Commercial Paper*   US$     7,051,000    General Electric Capital Corp., 5.75% due
                                         7/01/1999                                        7,051,000        7,051,000    0.5

                                         Total Investments in Short-Term Securities       7,051,000        7,051,000    0.5


                       Nominal Value                                                    Premiums
                     Covered by Options                  Issue                            Paid

Currency Put Options Purchased

                      US$ 120,000,000    Japanese Yen, expiring June 2000 at YEN 123      2,988,000        3,276,000    0.2
                          100,000,000    Japanese Yen, expiring June 2000 at YEN 124      2,515,000        2,476,000    0.2
                          100,000,000    Japanese Yen, expiring June 2000 at YEN 124      2,470,000        2,457,000    0.2

                                         Total Currency Put Options Purchased             7,973,000        8,209,000    0.6

Total Investments                                                                    $1,154,586,406    1,309,261,371   96.1
                                                                                     ==============
Unrealized Appreciation on Forward Foreign Exchange Contracts**                                           16,843,142    1.3

Other Assets Less Liabilities                                                                             35,816,938    2.6
                                                                                                      --------------  ------
Net Assets                                                                                            $1,361,921,451  100.0%
                                                                                                      ==============  ======


(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).
 ++Non-income producing security.
  *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
 **Forward foreign exchange contracts as of June 30, 1999 were as follows:

                                                    Unrealized
   Foreign                                         Appreciation
   Currency                    Expiration         (Depreciation)
   Purchased                      Date              (Note 1b)

   YEN      774,092,319       October 1999         $   (427,888)

   (US$ Commitment--$6,936,311)                        (427,888)
                                                   ------------
   Foreign Currency Sold
   YEN   35,619,702,002        October 1999          17,271,030

   (US$ Commitment--$316,754,808)                    17,271,030
                                                   ------------
   Total Unrealized Appreciation on Forward
   Foreign Exchange Contracts--Net                 $ 16,843,142
                                                   ============

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 1999
Assets:             Investments, at value (identified cost--$1,146,613,406) (Note 1a)                     $1,301,052,371
                    Options purchased, at value (premiums paid--$7,973,000)
                    (Notes 1a & 1b)                                                                            8,209,000
                    Unrealized appreciation on forward foreign exchange contracts
                    (Note 1b)                                                                                 16,843,142
                    Foreign cash (Note 1c)                                                                    10,522,222
                    Cash                                                                                           6,499
                    Receivables:
                      Capital shares sold                                                $   19,224,456
                      Securities sold                                                        14,651,773
                      Dividends                                                               3,909,036       37,785,265
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          40,312
                                                                                                          --------------
                    Total assets                                                                           1,374,458,811
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                    7,923,782
                      Capital shares redeemed                                                 2,454,310
                      Investment adviser (Note 2)                                               695,074
                      Distributor (Note 2)                                                      553,364       11,626,530
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       910,830
                                                                                                          --------------
                    Total liabilities                                                                         12,537,360
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,361,921,451
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                            $    2,724,039
                    Class B Shares of Common Stock, $.10 par value, 200,000,000 shares
                    authorized                                                                                 2,605,500
                    Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   342,998
                    Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   703,740
                    Paid-in capital in excess of par                                                       1,264,160,782
                    Undistributed investment income--net                                                          51,136
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 6)                                                      (80,190,198)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        171,523,454
                                                                                                          --------------
                    Net assets                                                                            $1,361,921,451
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $597,790,827 and 27,240,386 shares
                             outstanding                                                                  $        21.95
                                                                                                          ==============
                    Class B--Based on net assets of $540,016,197 and 26,055,001 shares
                             outstanding                                                                  $        20.73
                                                                                                          ==============
                    Class C--Based on net assets of $69,746,629 and 3,429,980 shares
                             outstanding                                                                  $        20.33
                                                                                                          ==============
                    Class D--Based on net assets of $154,367,798 and 7,037,399 shares
                             outstanding                                                                  $        21.94
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended June 30, 1999
Investment          Dividends (net of $830,637 foreign withholding tax)                                   $    7,728,526
Income              Interest and discount earned                                                                 387,297
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                               8,115,823
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                   $     3,495,248
                    Account maintenance and distribution fees--Class B (Note 2)               2,412,041
                    Transfer agent fees--Class B (Note 2)                                       486,301
                    Transfer agent fees--Class A (Note 2)                                       439,350
                    Custodian fees                                                              355,019
                    Account maintenance and distribution fees--Class C (Note 2)                 279,749
                    Account maintenance fees--Class D (Note 2)                                  133,654
                    Transfer agent fees--Class D (Note 2)                                        89,709
                    Printing and shareholder reports                                             82,947
                    Accounting services (Note 2)                                                 78,408
                    Registration fees (Note 1f)                                                  63,446
                    Transfer agent fees--Class C (Note 2)                                        57,226
                    Professional fees                                                            52,516
                    Directors' fees and expenses                                                 23,886
                    Pricing fees                                                                  3,108
                    Other                                                                        12,079
                                                                                         --------------
                    Total expenses                                                                             8,064,687
                                                                                                          --------------
                    Investment income--net                                                                        51,136
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       30,390,234
(Loss) on             Foreign currency transactions--net                                     (6,286,328)      24,103,906
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      199,315,453
(Notes 1b, 1c,        Foreign currency transactions--net                                     34,631,274      233,946,727
1d & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                    258,050,633
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  258,101,769
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six         For the
                                                                                          Months Ended      Year Ended
                                                                                            June 30,        December 31,
Increase (Decrease) in Net Assets:                                                            1999              1998
Operations:         Investment income--net                                               $       51,136   $       79,202
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                        24,103,906      (24,974,867)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  233,946,727      104,185,764
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    258,101,769       79,290,099
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                        --          (37,819)
Shareholders          Class B                                                                        --          (30,572)
(Note 1g):            Class C                                                                        --           (3,473)
                      Class D                                                                        --           (7,338)
                    In excess of investment income--net:
                      Class A                                                                        --      (19,464,054)
                      Class B                                                                        --      (15,734,354)
                      Class C                                                                        --       (1,787,636)
                      Class D                                                                        --       (3,776,752)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                                    --      (40,841,998)
                                                                                         --------------   --------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                       14,048,400     (454,290,751)
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                 272,150,169     (415,842,650)
                    Beginning of period                                                   1,089,771,282    1,505,613,932
                                                                                         --------------   --------------
                    End of period*                                                       $1,361,921,451   $1,089,771,282
                                                                                         ==============   ==============

                   *Undistributed investment income--net                                 $       51,136   $           --
                                                                                         ==============   ==============

                    See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc.
June 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                      Class A++
                                                               For the
The following per share data and ratios have been derived     Six Months
from information provided in the financial statements.          Ended
                                                               June 30,          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          1999        1998        1997         1996       1995
Per Share           Net asset value, beginning of period      $    17.64  $   16.97  $    21.58  $    22.16   $    21.12
Operating                                                     ----------  ---------  ----------  ----------   ----------
Performance:        Investment income--net                           .05        .10         .08         .11          .11
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                               4.26       1.33      (1.48)        1.21         1.61
                                                              ----------  ---------  ----------  ----------   ----------
                    Total from investment operations                4.31       1.43      (1.40)        1.32         1.72
                                                              ----------  ---------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                          --         --++++      --          --           --
                      In excess of investment income--net             --       (.76)       (.99)      (1.22)          --
                      Realized gain on investments--net               --         --       (2.22)       (.68)        (.55)
                      In excess of realized gain on
                      investments--net                                --         --          --          --         (.13)
                                                              ----------  ---------  ----------  ----------   ----------
                    Total dividends and distributions                 --       (.76)      (3.21)      (1.90)        (.68)
                                                              ----------  ---------  ----------  ----------   ----------
                    Net asset value, end of period            $    21.95  $   17.64   $   16.97   $   21.58   $    22.16
                                                              ==========  =========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            24.43%+++   8.46%      (6.35%)      6.09%        8.20%
Return:**                                                     ==========  =========  ==========  ==========   ==========

Ratios to Average   Expenses                                        .88%*      .88%        .87%        .87%         .93%
Net Assets:                                                   ==========  =========  ==========  ==========   ==========
                    Investment income--net                          .52%*      .57%        .37%        .47%         .53%
                                                              ==========  =========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                                $  597,791  $ 449,725  $  537,671   $ 642,523   $  607,598
                                                              ==========  =========  ==========  ==========   ==========
                    Portfolio turnover                            13.66%     12.26%      19.69%      10.65%       26.73%
                                                              ==========  =========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                     Class B++
                                                                For the
The following per share data and ratios have been derived      Six Months
from information provided in the financial statements.           Ended
                                                               June 30,          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                           1999       1998       1997          1996        1995
Per Share           Net asset value, beginning of period      $    16.74  $   16.11  $    20.59  $    21.22   $    20.27
Operating                                                     ----------  ---------  ----------  ----------   ----------
Performance:        Investment loss--net                            (.05)      (.08)       (.14)       (.13)        (.10)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                               4.04       1.25       (1.39)       1.17         1.53
                                                              ----------  ---------  ----------  ----------   ----------
                    Total from investment operations                3.99       1.17       (1.53)       1.04         1.43
                                                              ----------  ---------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                          --         --++++      --          --           --
                      In excess of investment income--net             --       (.54)       (.73)       (.99)          --
                      Realized gain on investments--net               --         --       (2.22)       (.68)        (.38)
                      In excess of realized gain on
                      investments--net                                --         --          --          --         (.10)
                                                              ----------  ---------  ----------  ----------   ----------
                    Total dividends and distributions                 --       (.54)      (2.95)      (1.67)        (.48)
                                                              ----------  ---------  ----------  ----------   ----------
                    Net asset value, end of period            $    20.73  $   16.74  $    16.11  $    20.59   $    21.22
                                                              ==========  =========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            23.84%+++   7.29%      (7.31%)      5.00%        7.10%
Return:**                                                     ==========  =========  ==========  ==========   ==========

Ratios to Average   Expenses                                       1.92%*     1.92%       1.90%       1.90%        1.96%
Net Assets:                                                   ==========  =========  ==========  ==========   ==========
                    Investment loss--net                           (.53%)*    (.50%)      (.66%)      (.56%)       (.50%)
                                                              ==========  =========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                                $  540,016  $ 489,047  $  775,068  $1,217,549   $1,041,763
                                                              ==========  =========  ==========  ==========   ==========
                    Portfolio turnover                            13.66%     12.26%      19.69%      10.65%       26.73%
                                                              ==========  =========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                     Class C++++
                                                               For the
The following per share data and ratios have been derived     Six Months
from information provided in the financial statements.          Ended
                                                              June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          1999        1998        1997        1996        1995
Per Share           Net asset  value, beginning of period     $    16.42 $    15.83  $    20.30  $    20.97   $    20.12
Operating                                                     ----------  ---------  ----------  ----------   ----------
Performance:        Investment loss--net                            (.05)      (.08)       (.14)       (.13)        (.12)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                               3.96       1.23       (1.36)       1.16         1.53
                                                              ----------  ---------  ----------  ----------   ----------
                    Total from investment operations                3.91       1.15       (1.50)       1.03         1.41
                                                              ----------  ---------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                          --         --++        --          --           --
                      In excess of investment income--net             --       (.56)       (.75)      (1.02)          --
                      Realized gain on investments--net               --         --       (2.22)       (.68)        (.45)
                      In excess of realized gain on
                      investments--net                                --         --          --          --         (.11)
                                                              ----------  ---------  ----------  ----------   ----------
                    Total dividends and distributions                 --       (.56)      (2.97)      (1.70)        (.56)
                                                              ----------  ---------  ----------  ----------   ----------
                    Net asset value, end of period            $    20.33  $   16.42  $    15.83  $    20.30   $    20.97
                                                              ==========  =========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            23.81%+++   7.26%      (7.28%)      5.00%        7.07%
Return:**                                                     ==========  =========  ==========  ==========   ==========

Ratios to Average   Expenses                                       1.92%*     1.92%       1.90%       1.91%        1.97%
Net Assets:                                                   ==========  =========  ==========  ==========   ==========
                    Investment loss--net                           (.54%)*    (.50%)      (.67%)      (.58%)       (.59%)
                                                              ==========  =========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in thousands)  $   69,746  $  53,116  $   73,656  $   98,925   $   46,092
Data:                                                         ==========  =========  ==========  ==========   ==========
                    Portfolio turnover                            13.66%     12.26%      19.69%      10.65%       26.73%
                                                              ==========  =========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Amount is less than $.01 per share.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                     Class D++++
                                                                For the
The following per share data and ratios have been derived      Six Months
from information provided in the financial statements.           Ended
                                                               June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                           1999       1998        1997        1996        1995
Per Share           Net asset  value, beginning of period     $    17.65  $   16.98  $    21.57  $    22.14   $    21.11
Operating                                                     ----------  ---------  ----------  ----------   ----------
Performance:        Investment income--net                           .02        .05         .03         .04          .07
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                               4.27       1.33       (1.47)       1.23         1.60
                                                              ----------  ---------  ----------  ----------   ----------
                    Total from investment operations                4.29       1.38       (1.44)       1.27         1.67
                                                              ----------  ---------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                          --         --++        --          --           --
                      In excess of investment income--net             --       (.71)       (.93)      (1.16)          --
                      Realized gain on investments--net               --         --       (2.22)       (.68)        (.51)
                      In excess of realized gain on
                      investments--net                                --         --          --          --         (.13)
                                                              ----------  ---------  ----------  ----------   ----------
                    Total dividends and distributions                 --       (.71)      (3.15)      (1.84)        (.64)
                                                              ----------  ---------  ----------  ----------   ----------
                    Net asset value, end of period            $    21.94  $   17.65  $    16.98  $    21.57   $    22.14
                                                              ==========  =========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            24.31%+++   8.14%      (6.55%)      5.84%        7.95%
Return:**                                                     ==========  =========  ==========  ==========   ==========

Ratios to Average   Expenses                                       1.13%*     1.13%       1.12%       1.12%        1.18%
Net Assets:                                                   ==========  =========  ==========  ==========   ==========
                    Investment income--net                          .23%*      .29%        .11%        .16%         .31%
                                                              ==========  =========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in thousands)  $  154,368  $  97,883  $  119,219  $  136,626   $   97,946
Data:                                                         ==========  =========  ==========  ==========   ==========
                    Portfolio turnover                            13.66%     12.26%      19.69%      10.65%       26.73%
                                                              ==========  =========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Amount is less than $.01 per share.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch Pacific Fund, Inc.
June 30, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


Merrill Lynch Pacific Fund, Inc.
June 30, 1999

                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                               0.25%           0.75%
Class C                               0.25%           0.75%
Class D                               0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                               $ 2,976       $ 19,780
Class D                               $17,567       $451,097


For the six months ended June 30, 1999, MLPF&S received contingent deferred sales charges of $494,312 and $14,928 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $44,374 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $156,651,241 and $181,666,454, respectively.

Net realized gains (losses) for the six months ended June 30, 1999 and net unrealized gains as of June 30, 1999 were as follows:


                                    Realized
                                     Gains       Unrealized
                                    (Losses)       Gains

Long-term investments           $  30,390,234  $ 154,438,965
                                -------------  -------------
Currency transactions:
   Options purchased               (6,705,056)       236,000
   Foreign currency
   transactions                       418,728          5,347
   Forward foreign
   exchange contracts                      --     16,843,142
                                -------------  -------------
Total currency
transactions                       (6,286,328)    17,084,489
                                -------------  -------------
Total                           $  24,103,906  $ 171,523,454
                                =============  =============



As of June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $154,438,965, of which $275,615,882 related to appreciated securities and $121,176,917 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $1,146,613,406.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $14,048,400 and $(454,290,751) for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         9,460,211   $  179,354,517
Shares redeemed                    (7,721,591)    (149,376,232)
                               --------------   --------------
Net increase                        1,738,620   $   29,978,285
                               ==============   ==============


Merrill Lynch Pacific Fund, Inc.
June 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Class A Shares for the Year                           Dollar
Ended December 31, 1998             Shares            Amount

Shares sold                        21,360,897   $  371,499,972
Shares issued to share-
holders in reinvestment
of dividends                        1,007,319       17,708,664
                               --------------   --------------
Total issued                       22,368,216      389,208,636
Shares redeemed                   (28,551,582)    (487,957,041)
                               --------------   --------------
Net decrease                       (6,183,366)  $  (98,748,405)
                               ==============   ==============


Class B Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         3,258,440   $   61,771,072
Automatic conversion of
shares                               (512,551)      (9,453,176)
Shares redeemed                    (5,903,860)    (105,177,582)
                               --------------   --------------
Net decrease                       (3,157,971)  $  (52,859,686)
                               ==============   ==============


Class B Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                         6,513,095   $  108,012,258
Shares issued to
shareholders in reinvest-
ment of dividends                     798,549       13,327,783
                               --------------   --------------
Total issued                        7,311,644      121,340,041
Automatic conversion of
shares                               (988,935)     (15,920,268)
Shares redeemed                   (25,228,647)    (412,142,288)
                               --------------   --------------
Net decrease                      (18,905,938)  $ (306,722,515)
                               ==============   ==============


Class C Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         1,197,186   $   22,141,198
Shares redeemed                    (1,001,074)     (17,600,647)
                               --------------   --------------
Net increase                          196,112   $    4,540,551
                               ==============   ==============



Class C Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                         2,901,093   $   47,238,874
Shares issued to
shareholders in reinvest-
ment of dividends                      94,275        1,544,218
                               --------------   --------------
Total issued                        2,995,368       48,783,092
Shares redeemed                    (4,415,157)     (71,183,999)
                               --------------   --------------
Net decrease                       (1,419,789)  $  (22,400,907)
                               ==============   ==============


Class D Shares for the Six Months                   Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         2,591,373   $   52,130,605
Automatic conversion of
shares                                485,079        9,453,176
                               --------------   --------------
Total issued                        3,076,452       61,583,781
Shares redeemed                    (1,584,993)     (29,194,531)
                               --------------   --------------
Net increase                        1,491,459   $   32,389,250
                               ==============   ==============


Class D Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                         7,661,092   $  132,326,874
Shares issued to
shareholders in reinvest-
ment of dividends                     186,188        3,275,058
Automatic conversion of
shares                                935,297       15,920,268
                               --------------   --------------
Total issued                        8,782,577      151,522,200
Shares redeemed                   (10,259,671)    (177,941,124)
                               --------------   --------------
Net decrease                   $   (1,477,094)  $  (26,418,924)
                               ==============   ==============


5. Commitments:
At June 30, 1999, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to sell various foreign currencies with an approximate value of $14,658,000.

6. Capital Loss Carryforward:
At December 31, 1998, the Fund had a net capital loss carryforward of approximately $100,857,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Pacific Fund, Inc.
June 30, 1999



PORTFOLIO INFORMATION


As of June 30, 1999
                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Murata Manufacturing Co., Ltd.                     6.2%
Lend Lease Corporation Limited                     5.3
Yamanouchi Pharmaceutical Co., Ltd.                5.1
Softbank Corporation                               4.9
Canon, Inc.                                        4.2
Hutchison Whampoa Limited                          4.2
Rohm Company Ltd.                                  4.1
Sony Corporation                                   4.0
HSBC Holdings plc                                  3.6
Ito-Yokado Co., Ltd.                               3.5



                                               Percent of
Ten Largest Industries                         Net Assets

Property & Casualty Insurance                     13.4%
Electrical Equipment                              10.3
Banking                                            7.5
Conglomerates                                      6.0
Pharmaceuticals                                    5.6
Property                                           5.3
Electric Construction                              5.1
Internet                                           4.9
Telecommunications                                 4.4
Office Equipment                                   4.2




Equity Portfolio Changes
For the Quarter Ended June 30, 1999


Additions

Korea Telecom Corporation (ADR)
NIIT Limited
Softbank Corporation
United World Chinese Commercial Bank
Wharf Holdings Ltd.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Stephen I. Silverman, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863